American Century Target Maturities Trust

PROSPECTUS SUPPLEMENT

TARGET 2030 FUND

Supplement  dated December 1, 2003 * Prospectus  dated February 1, 2003 (C Class and Advisor Class)

At a Special Meeting held October 17, 2003, C Class shareholders of the Target
2030 Fund approved a proposal to increase the 12b-1 fee for the C Class to 1.00%
effective January 2, 2004.

The following replaces the Annual Fund Operating Expenses chart on page 7. The information for the Target 2030 Fund has been restated to reflect the change in the Distribution and Services (12b-1) Fee.

       ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                         Management  Distribution and         Other        Total Annual Fund
                         Fee(1)      Service (12b-1) Fees(2)  Expenses(3)  Operating Expenses
       ---------------------------------------------------------------------------------------
       Target 2005
          Advisor Class  0.33%       0.50%(4)                 0.01%        0.84%
       ---------------------------------------------------------------------------------------
       Target 2010
          Advisor Class  0.33%       0.50%(4)                 0.01%        0.84%
       ---------------------------------------------------------------------------------------
       Target 2015
          Advisor Class  0.33%       0.50%(4)                 0.01%        0.84%
       ---------------------------------------------------------------------------------------
       Target 2020
          Advisor Class  0.33%       0.50%(4)                 0.01%        0.84%
       ---------------------------------------------------------------------------------------
       Target 2025
          Advisor Class  0.33%       0.50%(4)                 0.01%        0.84%
       ---------------------------------------------------------------------------------------
       Target 2030
          Advisor Class  0.34%       0.50%(4)                 0.00%(5)     0.84%
       ---------------------------------------------------------------------------------------
          C Class        0.58%       1.00%(6)                 0.01%        1.59%
       ---------------------------------------------------------------------------------------

       (1) Based on assets of all classes of a particular fund during the funds' most recent fiscal year. The funds have stepped-fee schedules. As a result, the funds' management fee rates generally decrease as fund assets increase and increase as fund assets decrease.

       (2) The 12b-1 fee is designed to permit investors to purchase Advisor and
           C Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor, and a portion is used to compensate them for distribution and other shareholder services. For more information, see Service and
           Distribution Fees, page 25.

       (3) Other expenses include the fees and expenses of the funds'
           independent trustees and their legal counsel, as well as interest.

       (4) Half of the Advisor Class 12b-1 fee (0.25%) is for shareholder services provided by financial intermediaries, which would otherwise be paid by the advisor out of the unified management fee. The advisor has reduced its unified management fee for Advisor Class shares, but the fee for core investment advisory services is the same for all classes.

       (5) Other expenses, which include the fees and expenses of the funds'
           independent trustees and their legal counsel, as well as interest, are expected to be less than 0.005% for the current fiscal year.

       (6) The 12b-1 fee will increase to 1.00% effective January 2, 2004.

The following replaces the C Class information for the Target 2030 Fund in the
Example chart on page 8.

       EXAMPLE
                             1 year        3 years       5 years       10 years
       -------------------------------------------------------------------------
       Target 2030
          C Class            $161          $499          $860          $1,875
       -------------------------------------------------------------------------

The following replaces the fourth sentence in the section Service and
Distribution Fees on page 25.

    Under the C Class Plan, the fund's C Class pays an annual fee of 1.00% of C
    Class average net assets, 0.25% for certain individual shareholder and administrative services and 0.75% for distribution services.

SH-SPL-36587   0311